Creating a better tomorrow™… First Quarter 2023 Earnings May 5, 2023 Louis Pinkham, Chief Executive Officer Rob Rehard, Executive Vice President, Chief Financial Officer

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 1Q 2023 FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord’s performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord’s financial flexibility after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the merger with the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, banking crises, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our evaluation of strategic alternatives for the global motors and generators portion of our Industrial Systems operating segment; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this presentation or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 1Q 2023 We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord Corporation, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… A NEW, NEW REGAL REXNORD 1Q 2023 5Portfolio Transformation Supports More Consistent And Higher Margin Growth Secular Exposure On Path to Exceed 50% Portfolio Weighted To Automation & PT (>60% of Sales)* We Expect 2023E Revenue To Be ~2.4X The 2020 Level * Reflects 2022 Pro Forma Sales

1Q 2023 KOLLMORGEN OVERVIEW

- Innovation Driving Success In High-Growth Markets
- Modular Designs + Flexible Mfg. = High-Value Solutions
- Precision Motion Creates "Sticky" Annuity Sales
- Gross Margin Accretive To RRX
- Last 5 Year Organic Sales Growth CAGR ~5%

Sales By Application (2022)


Factory Automation, 28%
A&D, 16%
AGV, 12%
Semiconductor, 11%
Material Forming, 10%
Packaging, 8%
Medical, 8%
Robotics, 7%

Sales By Geography (2022)


Americas, 40%
EMEA, 35%
China, 15%
ROW, 10%

Machine Control



Motion Control Software | HMI | Slice I/O | Motion Control Hardware

High-Performance Servo and Stepper Drives



IP67 Servo Drives | Servo Drives | Stepper

High-Precision Servo and Stepper Motors



Direct-Drive Rotary Servo Motor | Linear Servo Motor | Frameless Rotary Servo Motor | Stainless Steel Hygienic Servo Motor | Stepper Motors

A Highly Differentiated Offering With Growth Acceleration Opportunities

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©2022 Regal Rexnord Corporation, Proprietary and Confidential

1Q 2023

1Q RESULTS

- Solid Operational Execution Despite End Market Headwinds
- Free Cash Flow* Of $174M
  - Significant Progress On Working Capital, Primarily Inventory
  - Net Debt/Normalized Adj. EBITDA* Of 3.96 – On Track With Expectations
- Orders Down Less Than Originally Planned
  - Largely De-Stock In Consumer & SCI Markets
  - Backlog Continues To Bolster Top Line Outlook
- Macro Uncertainty, Persistent Inflation Are Challenges
- Focused On Controllable Execution
  - $260M M&A Cost Synergies (2023+), ~$100M PMC Sales Synergies, Altra Sales Synergies TBD
  - 80/20 & Lean Initiatives
  - Robust, Mix-Positive NPD Pipeline
  - Working Capital Management


Adjusted Net Sales*
$1,298.5
$1,224.1
1Q22
1Q23


Adjusted EBITDA & Margin*
$277.7
$241.7
21.4%
19.7%
1Q22
1Q23


Adjusted Diluted EPS*
$2.68
$2.22
1Q22
1Q23


Free Cash Flow*
-$19.3
$174.4
1Q22
1Q23

* $ Millions, Except Per Share Data; Non-GAAP Financial Measurement, See Appendix For Reconciliation

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Creating a better tomorrow™...

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©2022 Regal Rexnord Corporation, Proprietary and Confidential

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… New Segments Better Aligned To Our Long-Term Growth Strategy RE-SEGMENTATION SUMMARY 9 1Q 2023 CLIMATE SOLUTIONS COMMERCIAL SYSTEMS = POWER EFFICIENCY SOLUTIONS (PES)+ INDUSTRIAL SYSTEMS THOMSON POWER SYSTEMS BU̶ = INDUSTRIAL SYSTEMS MOTION CONTROL SOLUTIONS (MCS) MCS AERO BU, MCS CONVEYING BU̶ ALTRA PTT SEGMENT+ = INDUSTRIAL POWERTRAIN SOLUTIONS (IPS) ALTRA A&S SEGMENT + MCS AERO BU, MCS CONVEYING BU + THOMSON POWER SYSTEMS BU = AUTOMATION & MOTION CONTROL (AMC) Legacy RRX Segments & BU*s And Legacy Altra Segments New RRX Segments * Business Unit Within A Segment ** Pro Forma 2022 Data % Of Sales** 37% 24% 31% 8%

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Organic Sales* Up 11.7% • Key Drivers • Data Center (+) • Aerospace (+) • Food & Beverage (+) AUTOMATION & MOTION CONTROL * Non-GAAP Financial Measurement, See Appendix For Reconciliation Strong Performance From End Markets, Outgrowth & Margin Initiatives 10 1Q 2023 Adjusted Net Sales* ($M) Adjusted EBITDA* ($M) & EBITDA Margin

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Organic Sales* Up 1.3% • Key Drivers • Metals & Mining (+) • Energy (+) • Alt. Energy (-) • Ag/Forestry (-) INDUSTRIAL POWERTRAIN SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Delivering Strong Margin Gains 11 1Q 2023 $235.2 $53.5 $43.4 Adjusted Net Sales* ($M) Adjusted EBITDA* ($M) & EBITDA Margin

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… POWER EFFICIENCY SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Effectively Managing De-Stock Pressures Sales • Organic Sales* Down 15.9% • Key Drivers • Pool Pump (-) • N.A. Resi HVAC (-) • General Industrial (-) $21.3 $39.0 12 $189.8 1Q 2023 $135.7 $165.5 Adjusted EBITDA* ($M) & EBITDA Margin Adjusted Net Sales* ($M)

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $18.7 Million in 1Q 2023 Effective Tax Rate (ETR) • 20.5% Adj. ETR* in 1Q 2023 Restructuring & Related Costs • $6.2 Million in 1Q 2023 OTHER FINANCIAL UPDATES Balance Sheet at March 31, 2023 • Total Debt of $7,284.8 Million • Net Debt* of $6,141.5 Million • Net Debt*/Normalized Adj. EBITDA* of 3.96** Free Cash Flow* • $174.4 Million in 1Q 2023 • FCF Conversion* of 443% in 1Q 2023 * Non-GAAP Financial Measurement, See Appendix For Reconciliation ** Metric Calculated Including Altra Synergies Expected To Be Realized In The Next 24 Months 13 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Market Mix Including Altra Benefits Regal Rexnord 2023 OUTLOOK – END MARKET GROWTH ASSUMPTIONS 14 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Reiterating Outlook For Legacy RRX; Adding Altra 2023 OUTLOOK UPDATE 15 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Solid Segment Performance In 2Q 2023 2Q SEGMENT OUTLOOK 16 1Q 2023

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 19 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 20 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 21 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 27 1Q 2023

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 28 1Q 2023